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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    August 13, 2002
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                          Community Capital Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
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                 (State or Other Jurisdiction of Incorporation)


              0-18460                                        57-0866395
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      (Commission File Number)                  (I.R.S. Employer Identification)


               1402-C Highway 72, Greenwood, South Carolina 29649
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          (Address, Including Zip Code of Principal Executive Offices)


                                 (864) 941-8200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                     -------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements and Exhibits.

      (a) - (b)   Not applicable.

      (c)  Exhibits.

      Exhibit 99.1 - Certification of Periodic Report by Chief Executive Officer

      Exhibit 99.2 - Certification of Periodic Report by Chief Financial Officer

Item 9.   Regulation FD Disclosure.

      The Chief Executive Officer and the Chief Financial Officer of
Community Capital Corporation (the "Company") each submitted to the Securities and Exchange Commission on August 13, 2002, the certifications required by
Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002. Copies of all of the foregoing statements and certifications are attached hereto as exhibits.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COMMUNITY CAPITAL CORPORATION

Date: August 13, 2002              By:   /s/ WILLIAM G. STEVENS
                                      ---------------------------
                                            William G. Stevens
                                   Its:  President and Chief Executive Officer

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